UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2020

MID-CON ENERGY PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35374	45-2842469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2431 E. 61st Street, Suite 800

Tulsa, Oklahoma

(Address of principal executive offices)

74136

(Zip code)

(918) 743-7575

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	MCEP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Merger Agreement

On October 25, 2020, Contango Oil & Gas Company, a Texas corporation (“Contango”), Michael Merger Sub LLC, a Delaware limited liability company and a wholly-owned, direct subsidiary of Contango (“Merger Sub”), Mid-Con Energy Partners, LP, a Delaware limited partnership (“Mid-Con”), and Mid-Con Energy GP, LLC, a Delaware limited liability company and the general partner of Mid-Con (“Mid-Con GP”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Upon the terms and subject to the conditions of the Merger Agreement, Mid-Con will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a limited liability company and a wholly-owned, direct subsidiary of the Contango. At the effective time of the Merger (the “Effective Time”), each common unit representing limited partner interests in Mid-Con (“Mid-Con Common Units”) issued and outstanding immediately prior to the Effective Time (other than Mid-Con Common Units held in Mid-Con’s treasury or held by the Mid-Con GP immediately prior to the Effective Time, which shall be canceled and extinguished without any conversion thereof, and no consideration shall be delivered in exchange therefor) will be converted automatically into the right to receive 1.7500 shares of common stock, par value $0.04 per share, of Contango (“Contango Common Stock”). The Merger Agreement also specifies that each outstanding Mid-Con phantom unit equity award will be converted automatically into the right to receive 1.7500 shares of Contango Common Stock in connection with the Merger. The general partner interest in Mid-Con shall be automatically cancelled and retired and shall cease to exist. Shares of Contango Common Stock issued in connection with the Merger will be listed on the NYSE American Stock Exchange.

Mid-Con’s board of directors (the “Mid-Con Board”), by unanimous vote of the disinterested directors, at the recommendation of the duly appointed and constituted conflicts committee of the Mid-Con Board (the “Mid-Con Conflicts Committee”), has determined that the Merger Agreement and the transactions contemplated thereby are in the best interest of Mid-Con and its unitholders and has approved the Merger Agreement and the transactions contemplated thereby.

The obligation of the parties to complete the Merger is subject to customary closing conditions, including, among others, (i) the receipt of the required approvals from Contango’s shareholders and Mid-Con’s unitholders, (ii) the absence of any law, order or injunction of a court or governmental entity of competent jurisdiction prohibiting the consummation of the Merger, (iii) the shares of Contango Common Stock issuable in connection with the Merger having been approved for listing on the NYSE American Stock Exchange, subject to official notice of issuance, (iv) Contango’s registration statement on Form S-4 having been declared effective by the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, (v) the accuracy of the representations and warranties contained in the Merger Agreement (subject to certain qualifications), (vi) the performance by the parties of their respective obligations under the Merger Agreement in all material respects and (vii) the absence of a material adverse effect with respect to the parties.

The Merger Agreement contains customary representations and warranties of Contango and Mid-Con relating to their respective businesses, financial statements and public filings, in each case generally subject to customary materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of Contango and Mid-Con, including covenants relating to conducting their respective businesses in the ordinary course and to refrain from taking certain actions without the other party’s consent. The Merger Agreement also contains covenants of each of Contango and Mid-Con, subject in each case to certain exceptions, (i) to use reasonable best efforts to obtain the requisite shareholder approval or unitholder approval by, with respect to Contango, either written consent or convening a meeting of its shareholders for such purpose and, with respect to Mid-Con, written consent, (ii) not to solicit certain alternative acquisition proposals, engage in discussions or negotiations with respect to such proposals or provide non-public information in connection with such proposals and (iii) in the case of Contango, to recommend that its shareholders approve the issuance of Contango Common Stock in connection with the Merger and, in the case of Mid-Con, to recommend that its unitholders approve the Merger Agreement.

Prior to, but not after, the approval of the Merger Agreement by Mid-Con’s unitholders, the Mid-Con Conflicts Committee may withhold, withdraw, qualify or modify its recommendation that Mid-Con’s unitholders approve the Merger Agreement as result of (i) a Mid-Con Designated Proposal or (ii) a Mid-Con Intervening Event (each as defined in the Merger Agreement), if the Mid-Con Conflicts Committee determines that the failure to make such a change of recommendation would result in a breach of its duties to the unaffiliated public unitholders under applicable law and Mid-Con’s limited partnership agreement, subject to complying with certain notice and other specified conditions, including giving Contango the opportunity to propose revisions to the Merger Agreement during a match right period.

Prior to, but not after, the approval of the issuance of Contango Common Stock in connection with the Merger by Contango’s shareholders, the Contango Board may withhold, withdraw, qualify or modify its recommendation that Contango’s shareholders approve the issuance of Contango Common Stock in connection with the Merger as result of (i) a Contango Designated Proposal or (ii) a Contango Intervening Event (each as defined in the Merger Agreement) if the Contango Board determines that the failure to make such a change of recommendation would be inconsistent with the fiduciary duties owed by the Contango Board to Contango’s shareholders under applicable law, subject to complying with certain notice and other specified conditions, including giving Mid-Con the opportunity to propose revisions to the terms of the Merger Agreement during a match right period.

The Merger Agreement contains certain termination rights for Mid-Con and Contango, including the right for either Mid-Con or Contango to terminate the Merger Agreement if the Merger has not been consummated within 180 days of the date of the Merger Agreement. Upon termination of the Merger Agreement under specified circumstances, including, among others, the termination by Contango in the event of a change of recommendation by the Mid-Con Conflicts Committee, Mid-Con would be required to pay Contango a termination fee of $1.5 million, together with an expense reimbursement up to $1.5 million. Upon termination of the Merger Agreement under specified circumstances, including the termination by Mid-Con in the event of a change of recommendation by the Contango Board, Contango would be required to pay Mid-Con a termination fee of $1.5 million, together with an expense reimbursement up to $1.5 million, less any expenses previously reimbursed by Contango. Contango has agreed to reimburse Mid-Con for up to $1.5 million of expenses related to the negotiation, execution and performance of the Merger Agreement, including up to $250,000 for expenses incurred prior to execution of the Merger Agreement.

The representations, warranties and covenants contained in the Merger Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by (i) matters specifically disclosed in any reports filed by Mid-Con with the SEC at least one day prior to the date of the Merger Agreement (subject to certain exceptions) and (ii) confidential disclosures made in confidential disclosure letters delivered in connection with the Merger Agreement, (c) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (e) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Mid-Con’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Mid-Con that is or will be contained in, or incorporated by reference into, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that Mid-Con files with the SEC.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the terms and conditions of the Merger Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated by reference herein.

Voting and Support Agreements

As an inducement to Contango entering into the Merger Agreement, on October 25, 2020, Mid-Con unitholders beneficially owning 8,107,900 Mid-Con Common Units in the aggregate entered into a Voting and Support Agreement with Contango and Mid-Con (the “Contango Voting Agreements”), pursuant to which each such unitholder has agreed to vote its Mid-Con Common Units in favor of the matters to be submitted to Mid-Con’s unitholders in connection with the Merger, subject to the terms and conditions set forth in the Contango Voting Agreements.

Additionally, as an inducement to Mid-Con entering into the Merger Agreement, on October 25, 2020, Contango shareholders beneficially owning 81,753,700 shares of Contango Common Stock in the aggregate entered into a Voting and Support Agreement with Mid-Con and Contango (the “Mid-Con Voting Agreements”), pursuant to which each such shareholder has agreed to vote its Contango Common Stock in favor of the matters to be submitted to Contango’s shareholders in connection with the Merger, subject to the terms and conditions set forth in the Mid-Con Voting Agreements.

The foregoing description of the Contango Voting Agreements and Mid-Con Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of the Contango Voting Agreements and Mid-Con Voting Agreements, forms of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2 respectively and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 26, 2020, Contango and Mid-Con issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01.	Other Events.

Contemporaneously with the execution of the Merger Agreement, Contango and a Mid-Con subsidiary entered into a Purchase and Sale Agreement (the “Asset Purchase Agreement”), with respect to the Mid-Con subsidiary’s option to require Contango to purchase certain assets of the subsidiary for cash consideration of $9.0 million, upon the terms and subject to the conditions set forth in the Asset Purchase Agreement, in the event that the closing of the Merger does not occur on or prior to January 23, 2021, subject to a 30 day extension if the failure of the Merger to close by such date is due to the failure to obtain Contango Shareholder Approval or Mid-Con Unitholder Approval (each as defined in the Merger Agreement).

To the extent required, the information included in Item 7.01 of this Current Report on Form 8-K is incorporated into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) List of Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 25, 2020, by and among Contango Oil & Gas Company, Michael Merger Sub LLC, Mid-Con Energy Partners, LP, and Mid-Con Energy GP, LLC.*

10.1	Form of Voting and Support Agreement of Contango Oil & Gas Company Shareholders.

10.2	Form of Voting and Support Agreement of Mid-Con Energy Partners, LP Unitholders.

99.1	Joint Press Release dated October 26, 2020.

*	This filing excludes schedules pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon its request.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger (the “Proposed Merger”). The Proposed Merger will be submitted to Contango’s shareholders and Mid-Con’s unitholders for their consideration. Mid-Con and Contango intend to file a preliminary consent statement/proxy statement/prospectus (the “Consent Statement/Proxy Statement/Prospectus”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Partnership Unitholder Approval and the Contango Shareholder Approval (each as defined in the Merger Agreement) in connection with the Proposed Merger. Contango intends to file a registration statement on Form S-4 (the “Form S-4”) with the SEC, in which the Consent Statement/Proxy Statement/Prospectus will be included as a prospectus. Mid-Con and Contango also intend to file other relevant documents with the SEC regarding the Proposed Merger. After the Form S-4 is declared effective by the SEC, the definitive Consent Statement/Proxy Statement/Prospectus will be mailed to Mid-Con’s unitholders and Contango’s shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND SHAREHOLDERS OF CONTANGO AND INVESTORS AND UNITHOLDERS OF MID-CON ARE URGED TO READ THE DEFINITIVE CONSENT STATEMENT/PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The Consent Statement/Proxy Statement/Prospectus, any amendments or supplements thereto and other relevant materials, and any other documents filed by Mid-Con or Contango with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov or free of charge from Mid-Con at www.mceplp.com or by directing a request to Mid-Con’s Investor Relations Department at MSA.OwnerRelations@Contango.com or Contango at www.contango.com or by directing a request to Contango’s Investor Relations Department at investorrelations@contango.com.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Mid-Con, Contango and certain of their respective executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the Proposed Merger. Information regarding Mid-Con’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 12, 2020 and its Current Reports on Form 8-K, filed with the SEC on June 10, 2020 and August 6, 2020. Information regarding Contango’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2020 Annual Meeting of Shareholders, filed with the SEC on April 28, 2020 and in its Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 20, 2020. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4, the Consent Statement/Proxy Statement/Prospectus and other relevant materials relating to the Proposed Merger to be filed with the SEC when they become available. Shareholders, unitholders, potential investors and other readers should read the Consent Statement/Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions.

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on Mid-Con’s current expectations. The words and phrases “should”, “could”, “may”, “will”, “believe”, “plan”, “intend”, “expect”, “potential”, “possible”, “anticipate”, “estimate”, “forecast”, “view”, “efforts”, “goal” and similar expressions identify forward-looking statements and express Mid-Con’s expectations about future events. All statements, other than statements of historical facts, included in this communication that address activities, events or developments that Mid-Con expects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Mid-Con’s or Contango’s control. Consequently, actual future results could differ materially from Mid-Con’s expectations due to a number of factors, including, but not limited to: the risk that Mid-Con’s and Contango’s businesses will not be integrated successfully; the risk that the cost savings, synergies and growth from the Proposed Merger may not be fully realized or may take longer to realize than expected; the diversion of management time on transaction-related issues; the effect of future regulatory or legislative actions on the companies or the industries in which they operate; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the risk that a condition to closing of the Proposed Merger may not be satisfied; the length of time necessary to consummate the Proposed Merger, which may be longer than anticipated for various reasons; potential liability resulting from pending or future litigation; changes in the general economic environment, or social or political conditions, that could affect the businesses; the potential impact of the announcement or consummation of the Proposed Merger on relationships with customers, suppliers, competitors, management and other employees; the effect of this communication of the Proposed Merger on Mid-Con’s unit price or Contango’s stock price; the ability to hire and retain key personnel; reliance on and integration of information technology systems; the risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; the volatility of oil, gas and natural gas liquids (NGL) prices; uncertainties inherent in estimating oil, gas and NGL reserves; the impact of reduced demand for Mid-Con’s and Contango’s products and products made from them due to governmental and societal actions taken in response to the COVID-19 pandemic; the uncertainties, costs and risks involved in Mid-Con’s and Contango’s operations, including as a result of employee misconduct; natural disasters, pandemics, epidemics (including COVID-19 and any escalation or worsening thereof) or other public health conditions; counterparty credit risks; risks relating to Mid-Con’s and Contango’s indebtedness; risks related to Mid-Con’s and Contango’s hedging activities; competition for assets, materials, people and capital; regulatory restrictions, compliance costs and other risks relating to governmental regulation, including with respect to environmental matters; cyberattack risks; Mid-Con’s and Contango’s limited control over third parties who operate some of their respective oil and gas properties; midstream capacity constraints and potential interruptions in production; the extent to which insurance covers any losses Mid-Con and Contango may experience; risks related to investors attempting to effect change; general domestic and international economic and political conditions, including the impact of COVID-19; and changes in tax, environmental and other laws, including court rulings, applicable to Mid-Con’s and Contango’s business.

In addition to the foregoing, the COVID-19 pandemic and its related repercussions have created significant volatility, uncertainty and turmoil in the global economy and Mid-Con’s and Contango’s industry. This turmoil has included an unprecedented supply-and-demand imbalance for oil and other commodities, resulting in a swift and material decline in commodity prices in early 2020. Mid-Con’s and Contango’s future actual results could differ materially from the forward-looking statements in this communication due to the COVID-19 pandemic and related impacts, including, by, among other things: contributing to a sustained or further deterioration in commodity prices; causing takeaway capacity constraints for production, resulting in further production shut-ins and additional downward pressure on impacted regional pricing differentials; limiting Mid-Con’s and Contango’s ability to access sources of capital due to disruptions in financial markets; increasing the risk of a downgrade from credit rating agencies; exacerbating counterparty credit risks and the risk of supply chain interruptions; and increasing the risk of operational disruptions due to social distancing measures and other changes to business practices. Additional information concerning other risk factors is also contained in Mid-Con’s and Contango’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other SEC filings.

Many of these risks, uncertainties and assumptions are beyond Mid-Con’s or Contango’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Nothing in this communication is intended, or is to be construed, as a profit forecast or to be interpreted to mean that earnings per share or unit of Mid-Con and Contango, as applicable, for the current or any future financial years or those of the combined company will necessarily match or exceed the historical published earnings per share or unit of Mid-Con and Contango, as applicable. Mid-Con does not give any assurance (1) that either Mid-Con or Contango will achieve their expectations, or (2) concerning any result or the timing thereof, in each case, with respect to the Proposed Merger or any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results.

All subsequent written and oral forward-looking statements concerning Mid-Con or the Proposed Merger, the combined company or other matters and attributable to Mid-Con or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Mid-Con assumes no duty to update or revise their respective forward-looking statements based on new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: October 26, 2020

MID-CON ENERGY PARTNERS, LP

By:	MID-CON ENERGY GP, LLC, its general partner

By:	/s/ Sherry L. Morgan
Sherry L. Morgan
Chief Executive Officer